                                 AMENDMENT TO
                          STOCK PURCHASE AGREEMENT


 THIS AMENDMENT TO STOCK PURCHASE AGREEMENT, dated as of the 30th day of September 1996, by and among AEROSOL COMPANIES HOLDING CORPORATION, a Delaware corporation ("Purchaser"), SAMUEL D. GARRETSON, an individual ("Garretson"), MICHAEL J. GARRETSON and GREGORY G. GARRETSON (together with GARRETSON, the "Garretsons"), IAN GECKER ("Gecker"), CARL H. TRIESHMANN ("Trieshmann"), GARRETSON, O'SULLIVAN CHARITABLE TRUST (the "Garretson Trust") (and, with Garretsons, Trieshmann and Gecker, the "Sellers") and PIEDMONT LABORATORIES, INC., a Georgia corporation (the "Company")

                            W I T N E S S E T H:

 WHEREAS, Purchaser, Sellers and the Company have entered into a Stock Purchase Agreement dated as of June 27, 1996 providing for the sale by Sellers of all of the outstanding Company Common Stock to Purchaser upon the terms and conditions set forth therein (the "Agreement"); and

 WHEREAS, Purchaser, Sellers and the Company desire to amend certain provisions of the Agreement as hereinafter provided;

 NOW, THEREFORE, in consideration of these premises, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser, Sellers and the Company agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Agreement, and further agree as follows:

 1. AMENDMENT TO SECTION 1.2 (PURCHASE PRICE). Section 1.2 is hereby amended by deleting in its entirety the second sentence thereof.

 2.       AMENDMENT TO ARTICLE IV (COVENANTS OF SAMUEL D. GARRETSON).
          Article IVis hereby amended by adding Section 4.10 as follows:

          "4.10 Covenants of Garretson. At or prior to the Closing, Purchaser shall subtract the $5,000.00 down payment from that portion of the Purchase Price payable to Garretson relating to the 1995 Mercedes Benz S5O0V. Garretson covenants and agrees that no later than thirty
          (30) days from the Closing, Garretson will either assume the leases of or purchase the following three (3) vehicles: (i) a 1988 Mercedes Benz 56OSL currently leased by the Company from Mercedes-Benz Credit Corporation; (ii) 1993 Acura Legend currently leased by the Company from American Honda Finance Corporation; and
          (iii) 1994 Ford Explorer currently leased by the Company from Enterprise Leasing Company of Georgia."

 3. AMENDMENT TO SECTION 5.1(A) (REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS). Section 5.1 (a) is hereby amended by adding the following language after the word "financing" in the fifteenth line thereof:

          "; provided, further, that notwithstanding the delivery of new, revised or updated Schedules 2.11 and 2.16 to this Agreement by Sellers to Purchaser or anything in this Agreement to the contrary, Sellers shall indemnify any Purchaser Indemnitee in the manner and subject to Article VII hereof for any and all Losses or items which would have been Losses, absent the delivery of amendments to Schedules
          2.11 and 2.16."

 4.       AMENDMENT TO SECTION 5.2 (CONDITIONS OF OBLIGATIONS OF SELLERS).
          Section 5.2 is hereby amended by deleting Section 5.2(g) (Release of Guaranties) in its entirety.

 5. NO OTHER AMENDMENT. Except for the amendments set forth above, the Agreement shall remain unchanged and in full force and effect.

 6. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same agreement.

 7. GOVERNING LAW. This Amendment shall be deemed to be made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia (other than the choice of law principles thereof).


 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal as of the day and year first above written.

                                   PURCHASER:

                                   AEROSOL COMPANIES HOLDING
                                   CORPORATION

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                                  By:    /s/ Drew H. Adams
                                     ---------------------------------
                                  Name:   Drew H. Adams
                                  Title:  Vice President



                                 SELLERS:



                                 /s/ Samuel D. Garretson
                                     ---------------------------------
                                 SAMUEL D. GARRETSON



                                 /s/ Michael J. Garretson
                                     ---------------------------------
                                 MICHAEL J. GARRETSON



                                 /s/ Gregory G. Garretson
                                     ---------------------------------
                                 GREGORY G. GARRETSON




                                 /s/ Ian Gecker
                                     ---------------------------------
                                 IAN GECKER



                                 /s/ Carl H. Trieshmann
                                     ---------------------------------
                                 CARL H. TRIESHMANN



                                 GARRETSON, O'SULLIVAN
                                 CHARITABLE TRUST



                                 By: /s/ Robert. R. Kiser
                                     ---------------------------------
                                 Name: Robert R. Kiser
                                            trustee



                                 COMPANY:

                                 PIEDMONT LABORATORIES, INC.



                                 By: /s/ Samuel D. Garretson
                                     ---------------------------------
                                       Samuel D. Garretson
                                         President